UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 28, 2005


                               FNB CORPORATION
            (Exact name of registrant as specified in its charter)


   Virginia
(State or other              000-24141                 54-1791618
 jurisdiction of            (Commission             (I.R.S. Employer
 incorporation)              File Number)            Identification No.)


                             105 Arbor Drive
                      Christiansburg, Virginia 24073
         (Address of principal executive offices including zip code)

                               540-382-4951
             (Registrant's telephone number, including area code)

                                   N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.   Results of Operations and Financial Condition.

     On April 28, 2005, FNB Corporation issued a press release commenting on first quarter 2005 performance, and approval by the Board of Directors of a second quarter 2005 cash dividend. The press release also referenced events previously announced, i.e., the addition today of Glen C. Combs to the Corporation's Board, and the May 10, 2005 Annual Meeting of Shareholders, which will commence at 2:00 p.m. at The Event Centre in Christiansburg. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.   Financial Statements and Exhibits.

       Exhibit

       99.1   FNB Corporation press release dated April 28, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FNB CORPORATION
                                                     Registrant


                                                  /s/Christine L. Lewis
                                                  Christine L. Lewis
                                                  AVP/Corporate Secretary

Date: April 28, 2005
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                                 EXHIBIT INDEX


Exhibit

99.1        FNB Corporation press release dated April 28, 2005
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